                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 26, 2001

                                   ----------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                       1-16455                  76-0655566
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           1111 LOUISIANA
           HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

                                   ----------

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (b) Pro Forma Financial Information.

        99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT RESOURCES, INC.

Date: November 27, 2001                By: /s/ MARY P. RICCIARDELLO
                                           -----------------------------
                                           Mary P. Ricciardello
                                           Senior Vice President and
                                           Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Exhibit Description
-------           -------------------

 99.1             Unaudited Pro Forma Condensed Consolidated Financial Statements


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